                                                                    EXHIBIT 10.5

                   AMENDMENT 1 TO SYSTEMS INTEGRATOR AGREEMENT

         This Amendment Number 1 (the "AMENDMENT") is made by and between Cisco Systems, Inc., a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA, 95134 ("CISCO"), and InterNetwork Experts, Inc., a Delaware corporation having its principal place of business at 15960 Midway Rd., Suite 101, Addison, Texas, 75001 ("INTEGRATOR"), and is entered into as of the date last written below (the "EFFECTIVE DATE").

         WHEREAS, Cisco and Integrator have previously entered into the Cisco Systems Inc. Systems Integrator Agreement dated November 13, 2000, including amendments to that agreement, if any (the "AGREEMENT"); and

         WHEREAS, the parties desire to amend the Agreement to accomplish the foregoing purposes;

         NOW THEREFORE, the parties agree to amend the Agreement as follows:

         1. The attached "EXHIBIT ___: eAgent Program Terms and Conditions" is hereby added to the Agreement.

         2. All other terms and conditions of the Agreement remain unchanged.

         ENTIRE AGREEMENT: This EXHIBIT, as supplemented by non-conflicting terms of the Agreement, is the complete agreement between the parties hereto concerning the subject matter of this EXHIBIT and replaces any prior oral or written communications between the parties. There are no conditions, understandings, agreements, representations, or warranties, expressed or implied, which are not specified herein. This EXHIBIT may only be modified by a written document executed by the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this EXHIBIT to be duly executed. Each party warrants and represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this EXHIBIT.

INTERNETWORK EXPERTS, INC.              CISCO SYSTEMS INC. ("CISCO")
("INTEGRATOR")

By:     /s/ Mark Hilz                   By:     /s/ Rick Timmins
    -------------------------------         --------------------------
    Its authorized representative           Its authorized representative

Printed Name: Mark Hilz                     Printed Name: Rick Timmins
Title:        President & CEO               Title: VP WW Sales Finance

Date of signature: December 14, 2001        Date of signature: January 28, 2002

                                 EXHIBIT_______:
                       eAGENT PROGRAM TERMS AND CONDITIONS

         SCOPE AND PRECEDENCE: This EXHIBIT is appended to and incorporates by reference each term of the Systems Integrator Agreement in effect between Cisco and Integrator, including amendments to that agreement, if any (the "AGREEMENT"). Capitalized terms used in this EXHIBIT but not defined in SECTION 1 of this EXHIBIT have the meanings provided for those terms in SECTION 1 of the Agreement. This EXHIBIT is effective only with respect to orders from End Users for Products which are to be sold directly by Cisco to such End Users as part of the eAgent Program. With respect to such orders, the terms of this EXHIBIT shall control over conflicting terms in the Agreement.

         CONTENTS: This EXHIBIT consists of the following documents, each of which is incorporated into this EXHIBIT by reference:

         1.       eAgent Program Exhibit Terms and Conditions

         2.       Attachment A: Agency Fee Matrix

         3.       Attachment B: Integrator Ordering Guidelines

         4.       Attachment C: Channel Partner eAgent Set-Up Preferences

                   eAGENT PROGRAM EXHIBIT TERMS AND CONDITIONS

1.0      DEFINITIONS

         1.1 "eAGENT PROGRAM" or "PROGRAM" means the program whereby Integrator will solicit and facilitate processing of Program Orders from End Users on behalf of Cisco, which will sell Products directly to End Users in response to Program Orders. This EXHIBIT applies only to Integrator as identified on the signature page of the Amendment adding this EXHIBIT to the Agreement. Affiliates of Integrator are not eligible to participate under this EXHIBIT. Products which are (a) developed by the Cisco Internet Communications Software Group ("ICSG"), or (b) developed by the Cisco Optical Networking Group, may not be sold or licensed under the eAGENT Program. The Program is further described in SECTION 2.0.

         1.2 "PROGRAM ORDER" means an order submitted to Cisco under the eAgent Program for sale of Products by Cisco directly to an End User. Orders which include only services will not be accepted under the Program.

         1.3      "AGENCY FEE" means:

                  1.3.1 for Products, the fee paid by Cisco to Integrator under the eAgent Program in consideration of Cisco's completed sale of (including receipt of payment for) Products referenced in a Program Order which identifies Integrator as the "CHANNEL PARTNER".

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                  1.3.2    for services, the fee paid by Cisco to Integrator
                           under the eAgent Program in consideration of Cisco's completed sale of (including receipt of payment for) Cisco services for Products included on a Program Order, which services will be provided by Cisco pursuant to the terms of the Agreement. Integrator shall not be paid an Agency Fee for the renewal of any Cisco brand services purchased under the Program.

2.0      DESCRIPTION OF PROGRAM

         2.1 Under the Program, Integrator, acting as Cisco's agent, will either (a) submit Program Orders to Cisco on behalf of End Users, provided that, each such Order, prior to being submitted by Integrator to Cisco, shall have been authorized in writing by the End User on behalf of which it is being submitted, or (b) initiate Program Orders on behalf of End Users, and facilitate the submittal of Program Orders by End Users to Cisco. In the event Integrator submits a Program Order on behalf of an End User, Cisco will treat such Program Order as having been submitted directly to Cisco by the End User identified in the Program Order. Cisco will ship Products directly to the End User's designated ship-to address referenced in the Program Order and will bill the End User for Products shipped.

         2.2 In the event Integrator submits a Program Order on behalf of an End User, Integrator and Cisco acknowledge that Integrator submits each Program Order as Cisco's agent, and will at no time take title to, or have risk of loss relating to, any Products shipped by Cisco in response to any Program Order.

         2.3      No Program Order may specify a shipment date more than sixty
                  (60) days later than the date of the Program Order, and neither Integrator nor any End User may extend the shipment date or modify a previously submitted Program Order without Cisco's prior written consent.

3.0 APPOINTMENT: Subject to the terms and conditions of this EXHIBIT, including without limitation SECTION 4.0 of this EXHIBIT, Cisco appoints Integrator as its agent for the purposes set forth herein during the term of this EXHIBIT.

4.0 INTEGRATOR'S OBLIGATIONS: Integrator shall undertake each of the following obligations:

         4.1 Within thirty (30) days of the Effective Date, complete and return to Cisco the Channel Partner eAgent Set-up Preferences form attached hereto as EXHIBIT C.

         4.2 Submit Program Orders to Cisco on behalf on End Users, or facilitate the submittal of Program Orders by End Users directly to Cisco.

         4.3 Act as the focal point for, and respond promptly to End User requests for information.

         4.4 Use its best efforts to assist Cisco with respect to the collection of amounts owed to Cisco by End Users for Products purchased under Program Orders.

5.0      SCOPE OF AGENCY:

         5.1 The Agency created in SECTION 3.0 of this EXHIBIT shall be limited in scope to the following functions:

                  5.1.1 Soliciting and facilitating the submittal of Program Orders from End Users;

                  5.1.2    Undertaking each of the obligations referenced in
                           SECTION 4.0, above;

                  5.1.3 Nominating End Users for the Program by submitting required End User information via Cisco's Cisco Connection On-Line ("CCO") web site;

                  5.1.4 Directing each End User that will be participating in the Program to Cisco's eAgent web site containing the "eAgent Program - U.S. Terms and Conditions of Sale and Software License Agreement" ("END USER TERMS AND CONDITIONS"), and making reasonable commercial efforts to instruct each End User to execute and return such End User Terms and Conditions to Cisco;

                  5.1.5 Training and assisting End Users as necessary in the use of Cisco's on-line ordering tool for submittal of Program Orders. Integrator agrees to expend reasonable commercial efforts to ensure that information contained in Program Orders submitted to Cisco is accurate and complete;

                  5.1.6 Transmittal of information relating to Program Orders to Cisco and its financing services agent (as applicable), and information concerning status of orders from Cisco to End Users; and

                  5.1.7 Negotiating the price of any Product contained in any Program Order. Integrator acknowledges that Cisco may reject, in whole or in part, any Program Order that specifies a price for any Product which reflects, a discount level (off of Cisco's Global Price List) outside the range of discounts set forth in ATTACHMENT A.

         5.2 Each of the following acts is outside the scope of the agency created by this Exhibit, and Integrator will not perform any of them:

                  5.2.1 Agreeing to or accepting any modifications to the End User Terms and Conditions to be executed by End User;

                  5.2.2 Making any commitment relating to delivery time or manner of delivery except as specifically authorized by Cisco in writing;

                  5.2.3 Submitting any Program Order on behalf of any person, including Integrator itself, which is not an End User; or

                  5.2.4 Any other act relating to the sale or delivery of Products purchased under a Program Order;

         5.3 Integrator acknowledges that, to the extent Integrator performs any of the acts referenced in subsection 5.2 of this EXHIBIT, it has no power to bind Cisco to any obligation it assumes. In addition, Integrator further acknowledges that no commitment or agreement, express, implied, written, or oral, made by Integrator with any End User which is outside the limited scope of the agency identified in subsections 5.1 will be binding upon Cisco.

         5.4 Integrator further acknowledges that Cisco will rely upon Integrator's identification of particular individuals as authorized to submit Program Orders on behalf of particular End Users. In the event that (a) Integrator designates an individual as authorized to submit Program Orders on behalf of an End User, and (b) that End User subsequently contests the validity of the Order or the authority of the designated individual to submit orders on its behalf, then Integrator will be liable to Cisco for all payments due to Cisco under the submitted order, in the event Cisco ships the order and the End User identified in the order refuses payment.

6.0 For Products sold by Cisco under Program Orders pursuant to this EXHIBIT, Integrator shall support such Products in accordance with the terms of the Agreement, including, for Products sold with services to be provided by Cisco either to Integrator or to the End User, the exhibit to the Agreement which governs Cisco's provision of such services.

7.0 SUBMISSION OF ORDERS: Orders initiated or submitted by Integrator will be in accordance with ATTACHMENT B, Integrator Ordering Guidelines.

8.0      AGENCY FEE:

         8.1 The Agency Fee shall be calculated without regard to any credits Integrator may receive from Cisco under the Cisco Competitive Technology Migration Program, the Technology Migration Program or any other program or promotional discounts offered by Cisco. Agency Fees will be paid to Integrator within thirty (30) days of Cisco's receipt of payment from End User. The Agency Fee will be calculated as a percentage of the extended list price by line item of Products, excluding any taxes or freight charges. Agency Fees will be sent to Integrator based upon the information submitted by Integrator in EXHIBIT C.

         8.2 The basis for the calculation will be the discount level for the Program Order as a percentage of Cisco's list price for the Products composing the Program Order. The calculation of the Agency Fee for each Program Order will be controlled by ATTACHMENT A, the contents of which may be modified by Cisco, at its discretion, upon thirty (30) days prior written notice to Integrator; however, any such modification shall not apply to Program Orders accepted by Cisco prior to the effective date of such modification, whether or not Cisco has yet to pay an Agency Fee to Integrator for such Program Orders. Integrator acknowledges that

                  Cisco will engage Deutsche Financial Services ("DFS"), a finance company, to process the Agency Fee to be paid to Integrator. Integrator further acknowledges that Cisco is solely responsible for the calculation and payment of Agency Fees, and that DFS will not be responsible for any error or omission in the calculation of any Agency Fee claimed by Integrator.

9.0 PROGRAM ORDERS: By submitting a Program Order to Cisco, Integrator represents and warrants that the End User identified in the Program Order complies with the definition of the term "End User" in SECTION 1 of the Agreement.

10.0 WARRANTY: Integrator will assist Cisco and End User in coordinating all warranty service and returns of Products shipped in response to a Program Order. If Product return is authorized by Cisco under warranty, Integrator will assist End User in obtaining a Return Material Authorization ("RMA") number from Cisco for return of the defective Product, provide to End Users any pertinent written information concerning Cisco's RMA procedure, and otherwise advising End User on Cisco's RMA procedure. In the event an End User returns a Product under warranty which was purchased under a Program Order, and Cisco elects to refund the purchase price of the Product to End User, Cisco's obligation to pay an Agency Fee to Integrator in connection with that Program Order shall be reduced pro rata based on the relation between the price of the returned products and the total price of the Program Order.

11.0 COLLECTIONS AND LATE PAYMENTS. In the event End User does not pay Cisco within the payment terms set out in subsection 4.3 of Cisco's End User Terms and Conditions of Sale, eAgent will use its best efforts to assist Cisco's collection efforts.

12.0     MISDIRECTED PAYMENTS:

         12.1 Integrator will direct each End User that submits a Program Order to make payment directly to Cisco at the address provided below. In the event that Integrator receives a check or other form of payment from an End User relating to a Program Order which identifies Cisco as the payee, Integrator will promptly forward such check or other form of payment to Cisco at the address provided below and will not deposit such check or other form of payment. Misdirected payments received by Integrator shall be sent to:

                           Cisco Systems, Inc.
                           5293 Collections Center Drive
                           Chicago, IL 60693

         12.2 In the event Cisco receives a check or other form of payment from an End User relating to a Program Order which identifies Integrator as payee, Cisco will instruct that End User to cancel that check or other form of payment and to submit to Cisco a check or other form of payment which identifies Cisco as payee.

13.0 INDEMNIFICATION: Integrator will indemnify and hold harmless Cisco (including its officers, directors, employees, shareholders, successors, and assigns) for any claim suit, loss, damage, penalty or fine (collectively, "CLAIM") arising from any act or omission by Integrator outside the limited scope of its agency as referenced in subsection 5.1 of this EXHIBIT.

14.0     TERM AND TERMINATION:

         14.1 Term: The term of this Exhibit will commence on the Effective Date and end upon the expiration or termination of the Agreement unless otherwise terminated earlier as provided herein.

         14.2 Termination for Convenience: Either party may terminate this EXHIBIT for convenience by giving the other party at least thirty (30) days prior written notice. Upon termination, each Party will continue each of its obligations under this EXHIBIT with respect to any Program Order submitted to and accepted by Cisco prior to the date upon which this EXHIBIT terminates. Unless otherwise provided for in the Agreement, termination of this EXHIBIT pursuant to this subsection 14.2 will not result in termination of the Agreement;

         14.3 Termination for Cause: Either party may terminate this EXHIBIT for cause upon at least fifteen (15) days prior written notice to the other party upon that other party's material breach of any provision of this EXHIBIT or the Agreement. Such notice must identify with reasonable specificity at least one material breach. Unless otherwise provided for in the Agreement, termination of this EXHIBIT pursuant to this subsection 14.3 will not necessarily result in termination of the Agreement;

         14.4 Upon Termination of the Agreement: This EXHIBIT will terminate automatically upon the expiration or termination of the Agreement.

         14.5 Survival: The provisions of SECTIONS 8.0, 10.0, 11.0, 12.0, 13.0, 14.2, 14.3, and 14.5 will survive the expiration or termination of this EXHIBIT.

                          E-AGENT EXHIBIT: ATTACHMENT A
                                AGENCY FEE MATRIX

A.       PURPOSE:

         This document specifies the rules for calculating eAgent fees under the Cisco eAgent Program.

         All discounts below are discounts off Cisco's then-current List Price for a particular Product or Service unless otherwise noted.

B.       eAGENT FEE TABLES:

         The attached tables are provided as an aid in calculating eAgent Fees. Table I covers the standard hardware discount ranges. Table 2 covers the discount ranges for SmartNet (Cisco brand services). If the desired discount is not covered in the table, use the calculation method described in the eAgent Fee Calculation sections below.

TABLE 1
HARDWARE

End User
Discount          42%     41%    40%     39%    38%    37%     36%    35%   34%    33%    32%    31%    30%    29%    28%    27%

Gold 39%        if approved by an authorized   0.9%   1.8%    2.7%   3.6%  4.5%   5.4%   6.3%   7.2%   8.1%   9.0%   9.9%  10.8%
Silver 37%   Cisco Controller, then eAgent Fee                0.9%   1.8%  2.7%   3.6%   4.5%   5.4%   6.3%   7.2%   8.1%   9.0%
Premier 34%          is up to 4% of Net                                           0.9%   1.8%   2.7%   3.6%   4.5%   5.4%   6.3%

                  26%     25%    24%     23%    22%    21%     20%    19%   18%    17%    16%    15%    14%    13%    12%    11%

Gold 39%        11.7%   12.6%  13.5%   14.4%  15.3%  16.2%   17.1%  18.0% 18.9%  19.8%  20.7%  21.6%  22.5%  23.4%  24.3%  25.2%
Silver 37%       9.9%   10.8%  11.7%   12.6%  13.5%  14.4%   15.3%  16.2% 17.1%  18.0%  18.9%  19.8% 120.7%  21.6%  22.5%  23.4%
Premier 34%      7.2%    8.1%   9.0%    9.9%  10.8%  11.7%   12.6%  13.5% 14.4%  15.3%  16.2%  17.1%  18.0%  18.9%  19.8%  20.7%

                  10%      9%     8%      7%     6%     5%      4%     3%    2%     1%     0%

Gold 39%        26.1%   27.0%  27.9%   28.8%  29.7%  30.6%   31.5%  32.4% 33.3%  34.2%  35.1%
Silver 37%      24.3%   25.2%  26.1%   27.0%  27.9%  28.8%   29.7%  30.6% 31.5%  32.4%  33.3%
Premier 34%     21.6%   22.5%  23.4%   24.3%  25.2%  26.1%   27.0%  27.9% 28.8%  29.7%  30.6%

 [ ] Requires Cisco authorized Controller approval

         If End User discount is > or = reference percent, then order placed on hold.

         If Controller approves, then up to 4% of net sales as eAgent Fee.

         If Controller denies, then order is rejected. Integrator may resell Products or Services outside eAgent Program.

 [ ] Auto-book orders at the agent fee shown

         Gold               = .9* (39% - end customer discount)* ext list price.
         Silver             = .9* (37% - end customer discount)* ext list price
         Qualified Premiers = .9* (34% - end customer discount)* ext list price.

TABLE 2

End User          21%    20%    19%     18%    17%    16%    15%    14%   13%    12%    11%    10%     9%     8%     7%     6%
Discount

25% Category            1.8%   2.7%    3.6%   4.5%   5.4%   6.3%   7.2%  8.1%   9.0%   9.9%  10.8%  11.7%  12.6%  13.5%  14.4%
20% Category          If approved by an authorized   0.9%   1.8%   2.7%  3.6%   4.5%   5.4%   6.3%   7.2%   8.1%   9.0%   9.9%
15% Category          Cisco Controller then eAgent                                     0.9%   1.8%   2.7%   3.6%   4.5%   5.4%
10% Category          Fee is up to 4% of Net.                                                                             0.9%

                   5%     4%     3%      2%     1%     0%

25% Category    15.3%  16.2%  17.1%   18.0%  18.9%  19.8%
20% Category    10.8%  11.7%  12.6%   13.5%  14.4%  15.3%
15% Category     6.3%   7.2%   8.1%    9.0%   9.9%  10.8%
10% Category     1.8%   2.7%   3.6%    4.5%   5.4%   6.3%

 [ ] Requires Cisco authorized Controller approval

         If End User discount is > or = reference percent, then order placed on hold.
         If Controller approves, then up to 4% of net sales as eAgent Fee.
         If Controller denies, then reject order. Integrator may resell Products or Services outside eAgent Program.

 [ ] Auto-book orders at the agent fee shown

         25% Category = .9* (22% - End User discount)* ext list price 20% Category = .9* (17% - End User discount)* ext list price 15% Category = .9* (12% - End User discount)* ext list price 10% Category = .9* ( 7% - End User discount)* ext list price

C.       DEFINITIONS:

END USER DISCOUNT          The discount quoted to the End User. This does not
                           include any promotional discounts or Technology
                           Migration Program (trade-in) discounts. This discount is off of Cisco's then-current List Price.

REFERENCE PERCENT          This is a percent that is assigned to the Integrator
                           for the purposes of calculating THE SPREAD.
                           Currently, the REFERENCE PERCENTS are set at: Gold =
                           39%, Silver = 37%, Premier = 34% for product.

THE SPREAD                 THE SPREAD is the difference between END USER
                           DISCOUNT and the REFERENCE PERCENT.

                           REFERENCE PERCENT - END USER DISCOUNT = THE SPREAD.

FACTOR The FACTOR is the percentage that is multiplied by THE SPREAD to determine the eAGENT RATE. THE FACTOR is currently set at 90%.

eAGENT RATE                The eAGENT RATE is the product of THE SPREAD
                           multiplied by the Factor. The eAGENT RATE is the percentage which is multiplied by the extended valued a line item at list price to determine the eAGENT
                           FEE.

                           eAGENT RATE = FACTOR*THE SPREAD
eAGENT FEE                 The number of dollars that is paid to Integrator
                           based on the eAGENT RATE multiplied by the extended value of a line item at list price.

                           eAGENT FEE = eAGENT RATE*EXTENDED LIST PRICE

GOLD The GOLD Certified Partner Program is designed to recognize and reward our Partners who achieve the highest expertise and success in selling, designing, supporting, and servicing Cisco solutions. Gold Certified Partners have completed comprehensive training that ensures a consistently high level of product knowledge, technical expertise, and service capabilities.

SILVER The SILVER Certified Partner Program is designed to recognize and reward our Partners who achieve success in selling, designing, supporting, and servicing Cisco solutions. Silver Certified Partners have completed comprehensive training that ensures a consistently high level of product knowledge, technical expertise and service capabilities.

PREMIER The PREMIER Certified Partner Program is designed to recognize and reward resellers who achieve sales success with Cisco networking solutions. Premier Certified Partners achieve Cisco's first certification level by completing sales and technical training and meeting other program criteria.

D.       eAGENT FEES:

         eAGENT RATES will be calculated in terms of percentages of List Price and will be applied to the individual line items in an order. The eAGENT RATE (%) is multiplied by the extended list price of the individual line item in determining the eAGENT FEE.

E.       NON-STANDARD PRICING:

         1. SKUs that have standard promotional discounts (promotional and Technology Migration Program discounts) will be allowed into the eAgent program. These discounts are not included nor considered in any way in the calculation of eAGENT FEES.

         2. Any other non-standard discounts (i.e. deals desk and/or any other discount of any sort), will be taken into consideration when calculating the eAGENT FEE using the formula set out at point G below.

F.       eAGENT FEE CALCULATION:

         Note: All percentages below are given in terms of Cisco's then-current List Price.

         1. For eAGENT FEES to be paid on a line item, the END CUSTOMER DISCOUNT CANNOT BE HIGHER THAN INTEGRATOR'S ASSIGNED REFERENCE PERCENT.

                  The eAgent Fee is calculated by line item.

         2. Each Integrator receives an eAgent Reference Percent based on its Certification Partner Program Level: i.e., Gold, Silver, and Premier.

                  Product - Gold = 39%, Silver = 37%, Premier= 34%.

                  Support - 25% Category = 22%, 20% Category = 17%, 15% Category =12%, 10% Category = 7%.

                  End Customer discount on list price is subtracted from the eAgent Reference Percent to derive at The Spread.

                  The Spread is multiplied by the Factor which is set at 90% to determine the eAgent Rate.

                  The eAgent Rate is then multiplied by the extended list price of the line item to derive at the eAgent Fee.

                  The easiest method to determine the eAgent Fee is to refer to the tables at the beginning of this section.

                  Example for hardware:

                  Factor* (Reference Percent - End Customer Discount)* Extended List Price = eAgent Fee.

                  Gold    = .9* (39% - End Customer Discount)*
                            Extended List Price = eAgent Fee.

                  Silver  = .9* (37% - End Customer Discount)*
                            Extended List Price = eAgent Fee.

                  Premier = .9* (34% - End Customer Discount)*
                            Extended List Price = eAgent Fee.

                  If an Integrator's assigned Reference Percent for a given line item is 39%, and the End Customer Discount is 34% off list, then The Spread of 5% is multiplied by the Factor of 90%. The eAgent Rate for this line is 4.5%. This 4.5% is then multiplied by the extended list price of the line to derive at the eAgent Fee.

                  9* (39% - 34%) = 4.5%
                  4.5% *Extended List Price = eAgent Fee

G.       NON-STANDARD eAGENT FEE CALCULATION:

         1. For non-standard eAgent Fees to be paid on a line item, a Cisco Authorized Controller must approve the order. This could add lead-time to the fulfillment of the order.

         2. Provided the Order is approved, a non-standard eAgent Fee up to four percent (4%) of the net price of the line item may be awarded.

H.       EXEMPTIONS:

         eAgent Fees will not be paid on Shipping Charges, Sales Tax, SIS, or Support Renewals.

                              eAGENT: ATTACHMENT B
                         INTEGRATOR ORDERING GUIDELINES

PART A PLACING ORDERS

1. Integrator will work with the End User to design the appropriate solution for the End User's business needs.

2. End Users must be qualified for participation in the eAgent Program before Integrator can create orders on their behalf. For those End Users nominated for the Program by Integrator, Integrator will receive electronic notification from Cisco indicating whether or not End User is qualified for the Program. End Users currently qualified for the Program will also be identified on the eAgent Program web site.

3. Program Orders intended for the eAgent Program must be placed on the End User's designated eAgent account.

4. Integrator shall initiate Program Order entry on behalf of End Users via Cisco's On-Line Ordering Tool ("ORDERING TOOL") with the following criteria:

         (a) Products and, if applicable, Cisco Brand Resale Services, together with agreed upon pricing, must be included on the Program Order as quoted to the End User by the Integrator.

         (b) The Ship-To will list the End User or an address identified by the End User.

         (c)      Program Order is taxable at End User discount and pricing.

5. If there is an issue with the Program Order, Cisco will contact Integrator or End User.

6. Product ship date requested by Integrator or End User at time of order cannot be greater than 60 days from the date the Program Order is placed.

7. Program Orders may be accepted by Cisco only if Cisco already has an End User Terms and Conditions document specific to the eAgent Program signed by End User on file.

PART B: VALID PURCHASE ORDER

1. All Program Orders must be submitted via the Ordering Tool on Cisco's web site.

2. Document Reference Number: All Program Orders must include a document reference number (e.g. purchase order number). Accounts Payable departments will not pay invoices without having a reference number.

3. Bill-To Address: All Program Orders must contain complete and accurate bill-to addresses. The Bill-To address on a Program Order must be identical to End User's address as qualified by Cisco for the Program. There must be a specific location where the invoices can be submitted for payment. Address must include a contact name, phone number, and/or department. If the Program Order requests an order acknowledgment, relevant contact information must be included on the Program Order as submitted to Cisco via the Ordering Tool. Fax numbers and email addresses for Program Order acknowledgements may be omitted if Cisco has the fax numbers and email addresses on file.

4. Ship-To Address: All Program Orders must contain a specific End User designated location where the product will be shipped. The ship-to address must include a contact name and phone number. The ship-to location may not be a PO Box.

5. Product Description: Program Orders must indicate Products to be purchased by using Cisco part numbers.

6.       Pricing:

         (a) All Program Orders must include discounted pricing for each Product ordered and the total dollar amount. For each Product ordered, the discount percentage must be clearly specified.

         (b) Price provided on the Program Order must be the same as prices quoted by Integrator to End User. All prices must be quoted in U.S. dollars.

PART C: ADDITIONAL TERMS AND CONDITIONS

1. Payment Terms: All Program Orders must specify net payment terms of not more than thirty (30) days from date of shipment.

2. Freight Terms: All Products will be shipped Federal Express, Priority Two, unless the End User specifies another form of shipment. The FOB point will be San Jose, California, provided that Cisco may designate a different shipment point for particular Products. Freight will be pre-paid by Cisco and billed to the End User. End Users who wish to pay for shipping must provide a freight account number on the Program Order they submit.

3. Change Orders: Change Orders are subject to the same controls as the original order. All change orders are subject to the same documentation requirements as are applicable to original Program Orders (see PART B above). All requests for changes must be submitted using the Cisco Change Order Tool. Integrator acknowledges that this tool may reject requests for changes made late in Cisco's manufacturing process.

                              eAGENT: ATTACHMENT D
                          INTEGRATOR SET-UP PREFERENCES

      INSTRUCTIONS: PLEASE TYPE IN SPACES PROVIDED TO COMPLETE FORM. PLEASE
            RETURN COMPLETED FORM WITH YOUR eAGENT PROGRAM AGREEMENT INFORMATION MARKED WITH AN ASTERISK (*) IS REQUIRED. CISCO CAN PROCESS
            COMPLETED FORMS ONLY. INCOMPLETE FORMS WILL BE RETURNED.

Contact Name:           Gary Derheim
Contact E-mail Address: gary.derheim@inetx.com
CAM's Name:             Valerie Corniello

A. PARTNER ADDRESS INFORMATION: Provide your Company's Accounts Payable address.

         Company Name*             InterNetwork Experts
         Federal Tax ID Number*    76-0650041
         Address (line 1)*         15960 Midway Rd.
         Address (line 2)*         Suite 101
         Address (line 3)*
         Country*                  United States
         City*                     Addison
         State*                    TX
         Province*
         County*                   Dallas
         Zip Code*                 75001

B. ORDER/PRODUCT CONTACT PERSON: Provide the name of the person most likely to resolve questions regarding the product order.

         First Name*               NICOLE
         Last Name*                KUBELKA
         Phone Number*             469-791-4931
         Fax Number*               469-791-4888
         E-mail Address*           NICOLE.KUBELKA@INETX.COM

--------------
* Information marked with an asterisk (*) is required. Cisco can process completed forms only.

C. DISPUTE CONTACT PERSON: Provide the name of the person most likely to handle questions on installation and/or configuration.

         First Name*               PAUL
         Last Name*                KLOTZ
         Phone Number*             469-791-4802
         Fax Number*               469-791-4888
         E-mail Address*           PAUL.KLOTZ@INETX.COM

D. PAYMENT FREQUENCY:** How often should Cisco pay Agency fees? Check only one.

         [X] Per Invoice        [ ] Weekly     [ ] Monthly       [ ] Quarterly

E.       PAYMENT TYPE:** How should Cisco pay Agency Fees? Check only one.

         [X] Check (Complete [ ] ACH (Sections F and G, [ ] Wire (Sections F and
             Section F below     below, required)           G, below, required)
             only

F. PAYMENT REMIT-TO ADDRESS: Provide the company name in which Bank Account is held, address where your company receives payments, and the name of your company's Accounts Receivable/Banking contact.

         Beneficiary Name**        InterNetwork Experts, Inc.
         Address**                 156960 Midway Rd.
         Address                   Suite 101
         Address
         Country**                 United States
         City*                     Addison
         State**                   TX
         Province
         County**                  Dallas
         ZIP Code**                75001
         Contact First Name**      Kim
         Contact Last Name**       Scott
         Contact Phone Number**    469-791-4861
         Contact Fax Number**      469-791-4888
         Contact E-mail Address**  kim.scott@inetx.com

----------------
* Information marked with an asterisk (*) is required. Cisco can process completed forms only.

** Information marked with an asterisk (*) is required. Cisco can process completed forms only. In Section E: if you choose "check," complete Section F only. If you choose "ACH" or "Wire," complete both Sections F and G.

G. BANK INFORMATION: If you selected "Wire Transfer" or "ACH" in Section E above, please provide the bank and account to which Agency Fees should be transferred.

         Bank Name*                        Southwest Bank of Texas
         Bank Address*                     4925 San Felipe
         Bank Address*
         Bank Address*
         Bank Country*                     United States
         Bank City*                        Houston
         Bank State*                       TX
         Bank Province*
         Bank County*
         Bank Zip Code*                    77027
         Bank Account Number*
         Transit ABA Number* (9 Digits)

H. eAGENT AUTHORIZED USERS: Provide names of users at your company who are authorized to participate in eAgent. Please include yourself. Add more rows as needed.

         Type of Access (check one):
         Submit = user can create orders and take action in Cisco online ordering tools
         Read-only = user can view information in Cisco online ordering tools only

         Authorization Level (check if applicable):
         Authorized = user is authorized to provide updates to this form

                                                                                        TYPE OF ACCESS        AUTHORIZED LEVEL
NAME (FIRST & LAST)*                JOB TITLE                   CCO USER ID*              (CHECK ONE)      (CHECK IF APPLICABLE)
--------------------                ---------                   ------------              -----------      ---------------------
Nicole Kubelka           Sr. Manager, Service Delivery            nkubelka               [X] Submit           [X] Authorized
                                                                                         [ ] Read-only
Kim Scott                Operations Manager                       kim-scott              [X] Submit           [X] Authorized
                                                                                         [ ] Read-only
Paul Klotz               VP, COO                                  p.klotz                [X] Submit           [X] Authorized
                                                                                         [ ] Read-only
Gary Derheim             Director, Alliances                      derheim                [X] Submit           [X] Authorized
                                                                                         [ ] Read-only
Tracy Schlessman         Branch Manager                           t-schlessman           [ ] Submit           [ ] Authorized
                                                                                         [ ] Read-only
Mark Hilz                President                                mhilz                  [X] Submit           [X] Authorized
                                                                                         [ ] Read-only
                                                                                         [ ] Submit           [ ] Authorized
                                                                                         [ ] Read-only
                                                                                         [ ] Submit           [ ] Authorized
                                                                                         [ ] Read-only
                                                                                         [ ] Submit           [ ] Authorized
                                                                                         [ ] Read-only
                                                                                         [ ] Submit           [ ] Authorized
                                                                                         [ ] Read-only

--------------
* Information marked with an asterisk (*) is required. Cisco can process completed forms only.

                                                                                        TYPE OF ACCESS        AUTHORIZED LEVEL
NAME (FIRST & LAST)*                JOB TITLE                   CCO USER ID*              (CHECK ONE)      (CHECK IF APPLICABLE)
--------------------                ---------                   ------------              -----------      ---------------------
                                                                                         [ ] Submit           [ ] Authorized
                                                                                         [ ] Read-only
                                                                                         [ ] Submit           [ ] Authorized
                                                                                         [ ] Read-only
                                                                                         [ ] Submit           [ ] Authorized
                                                                                         [ ] Read-only
                                                                                         [ ] Submit           [ ] Authorized
                                                                                         [ ] Read-only
                                                                                         [ ] Submit           [ ] Authorized
                                                                                         [ ] Read-only
                                                                                         [ ] Submit           [ ] Authorized
                                                                                         [ ] Read-only
                                                                                         [ ] Submit           [ ] Authorized
                                                                                         [ ] Read-only
                                                                                         [ ] Submit           [ ] Authorized
                                                                                         [ ] Read-only

Company Name/Address: InterNetwork Experts, Inc.
                      15960 Midway Rd., Suite 101
                      Addison, Texas 75001
                      Attn: Gary Derheim
                      469-791-4904

[X] NO TERMS REQUIRE COMPLIANCE

Contract Type:        [X]  SI             [ ]  SP                [ ]  SP Telco
                      [ ]  Dist           [ ]  VPA               [ ]  Gov't
                      [ ]  ICSG           [ ]  LOI/LOA/MOU
                      [ ]  Affiliate      [X]  Other EAgent Amendment to SI

EAgent Amendment.  Attachment C filled out manually.  Amendment 1.

Payment Currency:

[ ] LCA signed   Currency:  [X] USD  [ ] CAD   [ ] AUD  [ ] Japan  [ ] Other

ACCOUNT MANAGER: Valerie Corniel              CONTRACT NEGOTIATOR: Emilie Eukada

VAP